UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Samik Mukherjee has been appointed as Executive Vice President, Chief Operating Officer of McDermott International, Inc. (the “Company”), effective as of July 3, 2018.

Mr. Mukherjee, age 47, has more than 25 years of experience in sales, operations and strategy, serving in leadership and executive-level roles for the upstream and downstream oil and gas industry around the world. He also has extensive experience in process technologies and understands their intrinsic value to the Company’s business. Prior to his appointment, Mr. Mukherjee was Executive Vice President of Corporate Development, Strategy, Mergers and Acquisitions, Digital and IT of TechnipFMC. Previously, he served as Senior Vice President, Region EMIA, Operating Centers Coordination & Region Change Management Officer of Technip France from May 2016 to October 2017. Prior to that position, he served as Group Senior Vice President, Strategy and Business Development of Technip Corporate from June 2015 to May 2016, as Country Head and Managing Director of Technip India from January 2012 to June 2015, and held a number of other senior corporate and operational positions during his career with Technip, which commenced in 1998.

In connection with his appointment, Mr. Mukherjee will be provided with, among other things, the following items of compensation:

•	an annual base salary of $700,000;

•	a cash signing bonus of $450,000, payable in a single lump-sum on his date of hire;

•	participation in McDermott’s long-term incentive award arrangements, with the 2018 awards consisting of (1) restricted stock units with a grant date value of $1,450,000 and (2) performance units with a target value of $750,000;

•	participation in McDermott’s annual cash bonus plan, the Executive Incentive Compensation Plan, commencing in 2018, at a target award equal to 100% of his annual base salary earned during the period commencing on July 3, 2018 and ending on December 31, 2018; and

•	participation in the Company’s perquisite program for the remainder of 2018 on a pro-rata basis.

The Company will also enter into a Change in Control Agreement with Mr. Mukherjee in substantially the same the form of change in control agreement included as Exhibit 10.1 to this current report on Form 8-K.

There are no family relationships existing between Mr. Mukherjee and any director or executive officer of the Company. Mr. Mukherjee does not have any interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K and there are no arrangements or understandings between Mr. Mukherjee and any other person pursuant to which he was appointed as an officer of the Company.

A copy of McDermott’s press release relating to the above-referenced announcement is furnished with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX

10.1	Form of Change in Control Agreement.

99.1	Press Release dated July 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence Executive Vice President and Chief Financial Officer

Date: July 3, 2018

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